POPE

Pope Resources
A Limited Partnership

Olympic Resource Management
A Pope Resources Company

Investing in Timberlands

Investor Presentation – Florida

March 10, 2005

Safe Harbor

This presentation contains forward-looking statements. These forward-
looking statements are subject to a number of risks and should not be relied upon as predictions of future events. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes”,
“expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”,
“estimates”, “projects”, “strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include, but are not limited to: changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Investing in Timberlands - Agenda

Timberland investment thesis

Macroeconomic factors impacting timberland investments

Historical pricing

Investment attributes

Long-term returns

Diversification benefits

Tax efficiency

Risks of investing in timberlands

Ownership trends

Institutional investment performance

Summary

3

Summary of Timberland Investment Thesis

Timberland is well suited for high net worth investors

Strong risk-adjusted returns

Attractive portfolio diversification attributes

Multi-generational wealth preservation benefits

Short and long-term tax efficiency

Timberland is timely for the current investment climate

Tangible “hard” asset

Biological volume and value growth allow owners to “store value on the stump”

Attractive risk-adjusted returns relative to other investment alternatives

Opportune time to be getting into the timberland asset class

Long-term market fundamentals still strong

Numerous properties expected to trade over the next five years

Macroeconomic Factors Impacting Timberland Investments

Timber and timber-related product demand is driven by:

Population growth

Per capita GDP

Developed countries account for 75% of paper & paperboard consumption

By 2014, developing countries will contribute more to world GDP than developed countries

Global timber supplies pressured by increasing environmental pressures and growing rates of consumption

Supply pressures mitigated by

Greater use of technology by both producers and manufacturers of timber

Establishment of Southern Hemisphere plantations

Long-term supply increase, but with heavier hardwoods component

Will not adequately address growing sawtimber needs

Global Consumption of Softwood Sawtimber (1961-2001)

Source:  FAO

1961

1963

1965

1967

1969

1971

1973

1975

1977

1979

1981

1983

1985

1987

1989

1991

1993

1995

1997

1999

2001

0

100,000

200,000

300,000

400,000

500,000

600,000

700,000

800,000

Cubic
Meters
(000)

U. S. Private Timber Inventory Relative to Demand (1988-2001)

Inventory Trend:  -1.3% / Year

U.S. Sawnwood Consumption

U.S. Private Softwood Sawtimber Inventory

1988

1990

1992

1994

1996

1998

2000

0

100

200

300

400

500

600

700

800

900

Inven-
tory
(Billion
Board
Feet)

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

160,000

180,000

Con-
sumption
in
Cubic
Meters
(000)

Source: FAO, RISI

Historical Log and Stumpage Prices (1950-2002)

Source:  USFS, Log Lines, Timber Mart-South

$1

$10

$100

$1,000

$10,000

$/MBF –
Logarithmic
Scale

50

52

54

56

58

60

62

64

66

68

70

72

74

76

78

80

82

84

86

88

90

92

94

96

98

00

PNW Domestic Douglas-fir

Southern Pine Stumpage

Inflation (CPI)

Timberland Investment Attributes

Exceptional risk-adjusted returns

Timberland has outperformed other asset classes while having lower risk

Attractive diversification attributes

Negative correlation to other asset classes

Positive correlation to inflation

Ideal for long-term investment orientation

Unique opportunity to “store value on the stump”

Tax efficient asset class

Grows in value without generating tax liability

Risk and Return of Asset Classes (1973-2002)

Long-Term Corporate Bonds

U.S. Treasury Bills

Commercial Real Estate

Large Cap Equities

REITs

Small Cap Equities

International Equities

Timber

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

Standard Deviation (% / Year)

Note:   For purposes of calculating the Sharpe ratio we use 3.8%, the 10-year Treasury Note rate.

0.0%

2.0%

4.0%

6.0%

8.0%

10.0%

12.0%

14.0%

16.0%

Annual
Rate of
Return (%)

Historical Correlations with Timberland Returns (1973-2002)

Commercial Real Estate*

International Equities

Small Cap Equities*

Large Cap Equities

Long-Term Corporate
Bonds

U.S. Treasury Bills

REITs

-18%

-12%

26%

-19%

-40%

-12%

-15%

-50%

-40%

-30%

-20%

-10%

0%

10%

20%

30%

*Data for small cap equities and commercial real estate are from 1979-2002

Efficient Frontiers (1973-2002)

0%

2%

4%

6%

8%

10%

12%

14%

16%

0%

2%

4%

6%

8%

10%

12%

14%

16%

18%

20%

Risk (%)

Without Timber

With Timber

At a 10% rate of return, an efficient

portfolio with  timber is approximately

123 basis points less risky.

Conversely at a 4% level of risk, an

efficient portfolio with timber can gain an

additional 106 basis points of return.

Portfolios optimized with 20% constraint for commercial real estate, REITs, & timber. Optimal timber portfolio at 10% return has 14% timber allocation.

Return (%)

Timber as a Tax Efficient Preserver of Wealth

Time-tested technique for passing wealth on to future generations in a tax-
efficient manner

Timber adds volume and value growth without generating near-term tax liability

Harvest income from timber held in flow through vehicles enjoys preferential capital gains tax treatment

Potential for arbitrage opportunities by acquiring undervalued younger stands and passing those on to younger generations

Timber age classes are not valued in a linear manner

Risks of  Investing in Timber

Timberland is a relatively illiquid asset

Varies by age of timber and size of property

Three factors that have created an increasingly more liquid asset class:

Greater acceptance by the investment community

More monetization of timber assets by integrated forest products companies

Greater number of publicly traded “pure play” timber equities

Cyclical market conditions over long holding period

Selection and conduct of asset manager

Substitution threats

Other species from other geographies

Engineered wood products

Non-wood products

Fire is generally not considered a significant risk

Historically less than 0.5% of commercial timberland owned by institutional investors is damaged by fire, insects, disease and other natural hazards

Investing in Timberlands - Upside Potential and Downside Risks

Upside Potential for Timberlands

Weak dollar

Strong Yen improves U.S. log exports

Strong Euro will impede European
lumber imports into U.S.

Stronger Canadian dollar will put upward
price pressure on lumber prices

Asian economic growth

Improving fundamentals in Japan

China becoming a larger importer of U.S.
logs

Strong underlying demographics
continuing to fuel robust housing starts
and repair & remodel spending in U.S.

Continued growth in acceptance of
timberland asset class will improve
liquidity and values

Downside Risks for Timberlands

Short term spike in interest rates
that would result in significant drop
in housing starts

Significant drop in refinancing
activity could ripple through to
lower repair & remodel spending

Resolution of U.S. Canadian lumber
trade dispute that resulted in
significant increase in Canadian
lumber imports into U.S.

Growing supplies of global
plantation timber that could put
downward pressure on prices

Unforeseen regulatory changes

Shift in U.S. Timberland Ownership

Institutions began to invest directly in timberlands in the 1980’s following the passage of ERISA

Institutional owners control over $12 billion in direct timberland ownership

Timberland investment attributes better understood with the launch of the NCREIF Timberland Index in the early 1990’s and the growth of early Timberland Investment Management Organizations (TIMO’s)

Publicly traded forest products companies sold significant timberlands beginning in the late 1980’s

Finance pulp and paper expansion

Pay down debt

Monetize timber not being factored into equity valuations

Vertical integration less of a need

Tax advantaged REIT, MLP, and other private equity structures are resulting in more timberland transactions flowing to institutional owners and pure-play timber companies

NCREIF Timberland Return - Total Return (1987-2003)

-10%

-5%

0%

5%

10%

15%

20%

25%

30%

35%

1987

1989

1991

1993

1995

1997

1999

2001

2003

EBITDDA

Cap. App.

Annual
Return

Future Outlook for Timberland Ownership

Timberland ownership will continue to flow to institutional owners and pure play timber companies

Timber is still in the process of being “discovered” by institutional investors

Compelling tax advantages of flow-through entities relative to C-Corps

Timberland will become increasingly more liquid asset as these changes occur

Timberland return expectations will evolve (moderate)

Many investors were drawn to asset class based on anomaly of early 1990’s returns associated with the listing of the Northern Spotted Owl

New investors have more modest return expectations

Global market forces and product substitution will continue to work pricing inefficiencies out of log markets, lowering pricing volatility and risk

Other species from other geographies

Engineered wood products

Non wood products

As timberland markets evolve, more emphasis will be placed on management expertise and value added silvicultural investments

Summary

Strong underlying supply-demand fundamentals

Timberland is a well-suited asset for most high net worth portfolios

Asset class still relatively undiscovered

Timberland asset markets are becoming more liquid as more financial buyers enter the market

Timberland is timely for the current investment climate

Afternoon Workshop on Timberland Investing

Investment considerations

Investment options

Pope Resources LP

ORM Timber Fund I LP

Pope Resources
A Limited Partnership

Olympic Resource Management
A Pope Resources Company

Investing in Timberlands